UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-3712

                 Dryefus Intermediate Municipal Bond Fund, Inc.
                (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 922-6000


Date of fiscal year end:        May 31, 2003


Date of reporting period:       May 31, 2003

                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.

                      Dreyfus

      Intermediate Municipal

      Bond Fund, Inc.

      ANNUAL REPORT May 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            21   Statement of Assets and Liabilities

                            22   Statement of Operations

                            23   Statement of Changes in Net Assets

                            24   Financial Highlights

                            25   Notes to Financial Statements

                            29   Report of Independent Auditors

                            30   Important Tax Information

                            31   Board Members Information

                            33   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                 Dreyfus Intermediate Municipal

                                                                Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Intermediate Municipal Bond Fund, Inc. covers the 12-month period from June 1, 2002, through May 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

We have recently seen some signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq wound down quickly, without disrupting oil supplies or major incidents of terrorism. Many stock market indices have posted encouraging gains since the start of 2003, although it is uncertain whether such gains will continue. At the same time, an estimated $350 billion in federal tax cuts were signed into law on May 28, and the evidence to date suggests that any adverse impact on municipal bond yields should be minimal. Indeed, rising state and local taxes may make municipal bonds more valuable for investors seeking tax-exempt income.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs, and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We believe that municipal bonds may benefit as state and local tax rates rise, making tax-exempt yields more attractive compared to taxable yields for many investors. At the same time, because of ongoing fiscal pressures affecting many states and municipalities, diversification remains important. As for stocks, we currently believe that selectivity among individual companies can be a key factor in the equity markets. However, no one can say for certain what direction the markets will take over time. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 16, 2003




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Intermediate Municipal Bond Fund, Inc. perform during the reporting period?

For the 12-month period ended May 31, 2003, the fund achieved a total return of 8.09%. (1) The Lehman Brothers 7-Year Municipal Bond Index (the "Index"), the fund' s benchmark, achieved a total return of 10.66% for the same period.(2) In addition, the fund is reported in the Lipper Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this Lipper category was 8.86% .(3)

The fund's performance was primarily the result of declining interest rates in a struggling economy and heightened demand for municipal bonds as investors sought alternatives to a volatile stock market. The fund produced lower returns than its benchmark, because it held more corporate-related issues than the Index and because the Index does not reflect fees and other expenses. The fund's total return was also lower than its Lipper category average, which we attribute primarily to poor performance early in the reporting period among certain bonds issued on behalf of corporations.

What is the fund's investment approach?

The fund seeks the maximum amount of current income exempt from federal income tax as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal personal income tax.

The fund will invest at least 80% of its assets in municipal bonds rated A or higher, or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund's portfolio ranges between three and ten years.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest- The Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

rate environment and the municipal bond's potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

During  the  reporting  period  the  fund was  influenced  both  positively  and
negatively  by  economic   factors,   including   falling   interest  rates  and
persistently weak levels of growth in the U.S. economy.

On the positive side, bond yields fell along with short-term interest rates as the Federal Reserve Board (the "Fed") continued to maintain an accommodative monetary policy designed to stimulate renewed growth. Because bond yields and prices move in opposite directions, the fund benefited from price appreciation among many of its holdings. This was particularly true in November 2002, when the Fed reduced short-term interest rates by 50 basis points to just 1.25%. In addition, the weak economy supported robust investor demand for investment alternatives, such as municipal bonds, which helped keep yields low and prices relatively high.

On the negative side, the weak economy created problems for a number of corporations, and poor performance among tax-exempt bonds issued on behalf of corporations detracted from the fund' s returns during the first half of the reporting period. During the second half of the reporting period, we took advantage of opportunities to reduce this exposure.

In addition, the faltering economy adversely affected the fiscal condition of many states and municipalities. Throughout the country, state and local governments have struggled to balance their budgets. Many have done so through a combination of spending cutbacks and increased borrowing.

Some states, such as New York, have also raised taxes to help bridge their budget gaps. The result of these fiscal difficulties has been a number of credit-rating downgrades from the major credit-rating agencies.

In this deteriorating fiscal environment, we attempted to manage the fund conservatively. We did so by diversifying the fund's assets across a greater variety of issuers. We increased the fund's exposure to bonds from "specialty states," such as New York and California, where relatively high state and local taxes support greater investor demand. When we deemed it appropriate, we looked to purchase bonds that were selling at a slight premium to their face values. In our view, such bonds tend to provide competitive levels of income and have historically held more of their value during market declines.

What is the fund's current strategy?

We continue to maintain what we believe to be a relatively conservative investment posture for the fund. When purchasing new securities, we recently have focused on bonds with weightings toward the longer end of the intermediate-term maturity range, where we believe values and liquidity characteristics currently are most attractive, while maintaining a core position in high-income issues which may help to dampen volatility. Because of this focus, the fund' s effective portfolio maturity ended the reporting period slightly longer than where it began. In our view, these have been prudent strategies in today's low interest-rate environment.

June 16, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

                                 Lehman
                 Dreyfus        Brothers
              Intermediate       7-Year
                Municipal      Municipal
   PERIOD         Bond            Bond
               Fund, Inc.       Index *

   5/31/93       10,000         10,000
   5/31/94       10,313         10,330
   5/31/95       11,091         11,170
   5/31/96       11,473         11,687
   5/31/97       12,253         12,486
   5/31/98       13,238         13,493
   5/31/99       13,706         14,130
   5/31/00       13,573         14,164
   5/31/01       14,869         15,731
   5/31/02       15,485         16,741
   5/31/03       16,737         18,528

* Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Intermediate
Municipal Bond Fund, Inc. and the Lehman Brothers 7-Year Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 5/31/03

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            8.09%              4.80%             5.29%



((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC. ON 5/31/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH ABOVE TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

May 31, 2003

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--99.1%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.8%

Bay Minette Industrial Development Board, IDR

   (Coltec Industries, Inc) 6.50%, 2/15/2009                                                  4,505,000                4,493,422

McIntosh Industrial Development Board, EIR

   4.65%, 6/1/2008                                                                            3,550,000                3,862,364

ALASKA--4.8%

Alaska Housing Finance Corp.:

   5.75%, 12/1/2009 (Insured; MBIA)                                                           5,025,000                5,115,299

   5.30%, 12/1/2012 (Insured; MBIA)                                                           1,755,000                1,885,607

Alaska International Airports, Revenue:

   5.50%, 10/1/2011 (Insured; AMBAC)                                                          2,560,000                3,016,422

   5.50%, 10/1/2012 (Insured; AMBAC)                                                          1,620,000                1,920,024

Alaska Student Loan Corp., Student Loan Revenue:

   5.60%, 7/1/2011 (Insured; AMBAC)                                                           4,700,000                4,995,630

   5.70%, 7/1/2013 (Insured; AMBAC)                                                           5,990,000                6,334,245

   6%, 7/1/2016 (Insured; AMBAC)                                                              6,380,000                6,962,941

Anchorage:

   5.875%, 12/1/2015 (Insured; FGIC)                                                          2,365,000                2,803,069

   5.875%, 12/1/2016 (Insured; FGIC)                                                          1,500,000                1,777,845

   Electric Utility Revenue:

      6.50%, 12/1/2008 (Insured; MBIA)                                                        2,755,000                3,360,218

      6.50%, 12/1/2009 (Insured; MBIA)                                                        2,910,000                3,608,545

      5.875%, 2/1/2012 (Insured; FSA)                                                         3,175,000                3,718,719

Northern Tobacco Securitization Corp.,

   Tobacco Settlement Revenue 6%, 6/1/2013                                                    4,745,000                4,718,618

ARIZONA--1.0%

Glendale Municipal Property Corp., Excise Tax Revenue

   5%, 7/1/2017 (Insured; AMBAC)                                                              2,160,000                2,407,039

Maricopa County Industrial Development Authority,

  Hospital Systems Revenue (Baptist Hospital)

   5.20%, 9/1/2005 (Insured; MBIA)                                                            3,125,000                3,404,219

Mesa Industrial Development Authority, Revenue

  (TRW Vehicle Safety Systems, Inc.)

   7.25%, 10/15/2004                                                                          5,000,000                5,031,500

CALIFORNIA--7.6%

Beverly Hills Unified School District 4.50%, 8/1/2013                                         1,000,000                1,107,170

California (Veterans) 9.023%, 12/1/2013                                                       5,000,000  (a,b)         5,750,000

California Department of Water Resources:

   Power Supply Revenue 5.375%, 5/1/2017                                                     10,000,000               11,363,000

   Water Revenue:

      (Central Valley Project):

         5.25%, 12/1/2012 (Insured; FGIC)                                                    13,345,000               15,793,541

         5%, 12/1/2019 (Insured; FGIC)                                                        4,000,000                4,384,880

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Educational Facilities Authority, Revenue

   (Stanford University) 5.25%, 12/1/2013                                                     2,000,000                2,393,880

California Pollution Control Financing Authority, PCR

   (Southern California Edison Co.) 7%, 3/1/2005                                              7,500,000                7,635,975

California Statewide Community Development Authority,

   MFHR 5.20%, 6/15/2009                                                                      3,000,000                3,282,870

Contra Costa Water District, Water Revenue

   5%, 10/1/2019 (Insured; FSA)                                                               4,825,000                5,290,178

Elsinore Valley Municipal Water District, COP

   5.375%, 7/1/2016 (Insured; FGIC)                                                           3,295,000                3,921,874

Foothill/Eastern Transportation Corridor Agency,

  Toll Road Revenue

   0%/7%, 1/1/2008                                                                            5,000,000  (c)           5,520,300

Los Angeles County Metropolitan Transportation Authority,

   Sales Tax Revenue 5%, 7/1/2013 (Insured; FSA)                                              2,810,000                3,268,002

Sacramento Municipal Utilities District, Electric Revenue

   5%, 8/15/2018 (Insured; MBIA)                                                              7,000,000                7,783,160

San Francisco City & County Public Utilities Commission,

   Water Revenue 5%, 11/1/2015 (Insured; MBIA)                                                2,000,000                2,262,040

COLORADO--3.1%

Bowles Metropolitan District 4.25%, 12/1/2023

   (LOC; U.S. Bank National Association)                                                      4,860,000                5,007,841

Denver City & County, Airport Revenue

   9.16%, 11/15/2005                                                                          6,000,000  (a,b)         7,010,760

El Paso County School District

  (Number 11 Colorado Springs):

      6.25%, 12/1/2009                                                                        1,000,000                1,225,800

      6.50%, 12/1/2010                                                                        2,000,000                2,501,940

      6.50%, 12/1/2011                                                                        2,040,000                2,577,071

Interlocken Metropolitan District:

   Zero Coupon, 12/15/2007                                                                    2,835,000                2,502,936

   Zero Coupon, 12/15/2008                                                                    2,835,000                2,398,098

Weld County School District,

   (No. 006 Greeley) 5.25%, 12/1/2018 (Insured; FSA)                                          7,975,000                8,915,412

CONNECTICUT--1.3%

Connecticut, Revenue:

  (Mashantucket Western Pequot Tribe):

      6.50%, 9/1/2006 (Escrowed to Maturity)                                                  2,475,000  (b)           2,870,728

      6.50%, 9/1/2006                                                                         2,525,000  (b)           2,843,579

      5.60%, 9/1/2009                                                                         1,000,000  (b)           1,104,830


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut, Revenue (continued):

  Special Tax Obligation

    (Transportation Infrastructure)

      5.25%, 12/1/2015 (Insured; AMBAC)                                                       5,890,000                6,828,159

DISTRICT OF COLUMBIA--1.1%

District of Columbia 6%, 6/1/2012 (Insured; MBIA)                                             3,280,000                4,001,206

District of Columbia Tobacco Settlement Financing Corp.:

   5.80%, 5/15/2013                                                                           2,755,000                2,668,961

   5.875%, 5/15/2014                                                                          5,000,000                4,823,900

FLORIDA--3.4%

Capital Projects Finance Authority, Student Housing

  Revenue (Capital Projects Loan Program)

   5.50%, 10/1/2015 (Insured; MBIA)                                                           4,060,000                4,710,899

Collier County, Gas Tax Revenue:

   5.25%, 6/1/2015 (Insured; AMBAC)                                                           3,285,000                3,837,636

   5.25%, 6/1/2019 (Insured; AMBAC)                                                           2,190,000                2,482,431

FSU Financial Assistance Inc., Educational & Athletic

  Facilities Improvement Revenue:

      5%, 10/1/2017 (Insured; AMBAC)                                                          1,630,000                1,830,669

      5%, 10/1/2018 (Insured; AMBAC)                                                          1,705,000                1,899,285

      5%, 10/1/2019 (Insured; AMBAC)                                                          1,785,000                1,972,229

Florida Turnpike Authority, Turnpike Revenue

  (Department of Transportation)

   5.25%, 7/1/2011 (Insured; FSA)                                                             5,000,000                5,841,400

Orlando Utilities Commission, Water & Electric Revenue

   5%, 10/1/2014                                                                              5,455,000                6,240,629

Palm Beach County School Board, COP

   5.375%, 8/1/2014 (Insured; AMBAC)                                                          4,000,000                4,788,600

Polk County, Utility System Revenue

   5.25%, 10/1/2018 (Insured; FGIC)                                                           2,000,000                2,281,700

GEORGIA--1.5%

Athens Housing Authority, Student Housing LR

  (Ugaref East Campus Housing):

      5.25%, 12/1/2015 (Insured; AMBAC)                                                       2,560,000                2,938,470

      5.25%, 12/1/2016 (Insured; AMBAC)                                                       2,700,000                3,075,678

Atlanta, Airport Facilities Revenue

   6%, 1/1/2007 (Insured; AMBAC)                                                              5,780,000                6,585,790

Municipal Electric Authority (Combustion Turbine Project)

   5.25%, 11/1/2012 (Insured; MBIA)                                                           2,735,000                3,209,167

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HAWAII--.3%

Kuakini Health System, Special Purpose Revenue

   5.50%, 7/1/2012                                                                            2,575,000                2,691,879

ILLINOIS--5.4%

Carol Stream, First Mortgage Revenue

   (Windsor Park Manor) 6.50%, 12/1/2007                                                      2,560,000                2,678,707

Chicago (Neighborhoods Alive 21 Program)

   5.50%, 1/1/2014 (Insured; FGIC)                                                            3,230,000                3,730,779

Chicago Board of Education

   5.50%, 12/1/2014 (Insured; FSA)                                                            4,385,000                5,112,471

Chicago Housing Authority, Revenue (Capital Program)

   5.25%, 7/1/2010                                                                            2,420,000                2,707,835

Chicago Metropolitan Water Reclamation District

   (Greater Chicago Capital Improvement)
   5.50%, 12/1/2012                                                                           3,000,000                3,574,020

Chicago O'Hare International Airport,

  Passenger Facility Charge Revenue

   5.50%, 1/1/2008 (Insured; AMBAC)                                                           5,000,000                5,593,400

Illinois:

   5.50%, 8/1/2013 (Insured; MBIA)                                                            5,000,000                6,003,350

   5.375%, 12/1/2016 (Insured; FSA)                                                           7,000,000                8,086,960

   5.375%, 11/1/2017 (Insured; FGIC)                                                          4,000,000                4,533,680

Illinois Development Finance Authority

   PCR (Amerencips) 5.50%, 3/1/2014                                                           5,000,000                5,260,400

Illinois Educational Facilities Authority, Revenue

   (Illinois Institute of Technology) 6.60%, 12/1/2009                                        2,665,000                2,854,162

Illinois Health Facilities Authority, Revenue

   (Evangelical Hospital) 6.75%, 4/15/2007                                                    2,035,000                2,280,991

Illinois Student Assistance Commission,

   Student Loan Revenue 5.55%, 9/1/2006                                                       4,000,000                4,372,800

INDIANA--3.3%

Central High School Building Corp., First Mortgage

   5.50%, 8/1/2009 (Insured; AMBAC)                                                           3,960,000                4,581,641

Indiana Health Facility Financing Authority, HR

  (Clarian Health Partners, Inc.):

      5.50%, 2/15/2010                                                                        3,000,000                3,287,430

      5.50%, 2/15/2011                                                                        5,000,000                5,444,100

Indianapolis Local Public Improvement Bond Bank:

   6.40%, 2/1/2005                                                                            3,000,000                3,248,370

   6.50%, 1/1/2011 (Insured; FSA)                                                             6,415,000                7,950,174

North Montgomery Elementary School Building Corp.,

   First Mortgage Revenue 6.50%, 7/1/2006                                                     5,040,000                5,434,078


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDIANA (CONTINUED)

Plymouth, Multi-School Building Corp.

  (First Mortgage-Plymouth Community School)

   5.50%, 7/1/2005 (Insured; MBIA)                                                            3,000,000                3,265,260

Westfield High School Building Corp.,

  First Mortgage Revenue

   5.25%, 7/5/2013 (Insured; AMBAC)                                                           1,500,000                1,684,740

IOWA--.4%

Council Bluffs, IDR (Cargill, Inc. Project) 7%, 3/1/2007                                      4,400,000                4,464,504

KENTUCKY--1.1%

Ashland, PCR (Ashland, Inc.) 5.70%, 11/1/2009                                                 4,000,000                4,162,400

Carrolton and Henderson Public Energy Authority,

  Gas Revenue (Kentucky Trust)

   5%, 1/1/2006 (Insured; FSA)                                                                3,500,000                3,817,485

Kenton County Airport Board, Airport Revenue

  (Cincinnati/Northern Kentucky International)

   5.75%, 3/1/2009 (Insured; MBIA)                                                            3,710,000                4,050,875

MASSACHUSETTS--2.6%

Massachusetts:

   8.30%, 12/1/2010                                                                           3,000,000  (a,b)         3,851,910

   Consolidated Loan:

      5.25%, 8/1/2012                                                                         2,000,000                2,320,560

      5.50%, 11/1/2014 ((Insured; MBIA)                                                       5,000,000                6,026,150

Massachusetts Housing Finance Agency

  Housing Revenue:

      6.30%, 7/1/2007 (Insured; AMBAC)                                                        2,795,000                2,935,421

      6.35%, 7/1/2008 (Insured; AMBAC)                                                        3,005,000                3,145,995

      6.40%, 7/1/2009 (Insured; AMBAC)                                                        3,275,000                3,418,707

Massachusetts Water Pollution Abatement Trust

   (Pool Program) 5%, 8/1/2016                                                                3,000,000                3,348,990

Plymouth County, COP (Correctional Facilities Project)

   5%, 4/1/2015 (Insured; AMBAC)                                                              2,025,000                2,236,795

MICHIGAN--5.9%

Detroit Local Development Finance Authority

   5.20%, 5/1/2010                                                                            5,745,000                6,159,100

Greater Detroit Resource Recovery Authority, Revenue:

   6.25%, Series A, 12/13/2008 (Insured; AMBAC)                                              11,000,000               13,125,860

   6.25%, Series B, 12/13/2008 (Insured; AMBAC)                                               7,755,000                9,253,731

Michigan Building Authority, Revenue

  (State Police Communications System)

   5.25%, 10/1/2013                                                                           1,945,000                2,297,220

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MICHIGAN (CONTINUED)

Michigan Hospital Finance Authority, Revenue:

   9.30%,11/15/2007                                                                           5,750,000  (a,b)         7,168,065

   (Genesys Health System)

      8.10%, 10/1/2013 (Prerefunded 10/1/2005)                                                7,000,000  (d)           8,241,940

   (Sparrow Obligation Group):

      5.25%, 11/15/2011                                                                       2,500,000                2,788,425

      5.75%, 11/15/2016                                                                       3,250,000                3,614,812

Michigan Municipal Bond Authority, Revenue

  (Drinking Water Revolving Fund)

   5.25%, 10/1/2016 (Prerefunded; 10/1/2009)                                                  2,370,000  (d)           2,773,564

Michigan Strategic Fund:

  Exempt Facilities Revenue,

    (Waste Management Inc. Project)

      4.20%, 8/1/2004                                                                         3,000,000                3,055,200

   SWDR (Genesee Power Station) 7.125%, 1/1/2006                                              3,000,000                2,966,820

MINNESOTA--.7%

Minnesota Public Facilities Authority,

   Water Pollution Control Revenue 5%, 3/1/2013                                               6,755,000                7,481,500

MISSISSIPPI--1.5%

Mississippi Development Bank, Special Obligation

  (Adams County HR Project)

   5.75%, 7/1/2010 (Insured; FSA)                                                             3,445,000                3,906,561

Mississippi Higher Education Assistance Corp.

  Student Loan Revenue:

      5.30%, 9/1/2008                                                                         2,390,000                2,592,983

      5.45%, 3/1/2010                                                                         2,600,000                2,838,030

Walnut Grove Correctional Authority, COP:

   5.25%, 11/1/2005 (Insured; AMBAC)                                                          1,670,000                1,827,063

   5.50%, 11/1/2006 (Insured; AMBAC)                                                          1,760,000                1,988,818

   5.50%, 11/1/2007 (Insured; AMBAC)                                                          1,855,000                2,130,653

MISSOURI--2.1%

Joplin Industrial Development Authority, Revenue

  (Catholic Health Initiatives):

      5.50%, 12/1/2009                                                                        3,185,000                3,568,219

      5.625%, 12/1/2010                                                                       3,340,000                3,710,105

Missouri Environmental Improvement & Energy

  Research Authority,

  Water Pollution Control Revenue

   5.50%, 1/1/2011                                                                            3,135,000                3,682,904

Missouri Health & Educational

  Facilities Authority, Revenue

   (SSM Heath Care) 5%, 6/1/2007                                                              2,940,000                3,240,115


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MISSOURI (CONTINUED)

Saint Louis, Airport Revenue

  (Airport Development Program)

   5.625%, 7/1/2015 (Insured; MBIA)                                                           2,500,000                2,885,525

Saint Louis Industrial Development Authority, Revenue

   (Saint Louis Convention) 7%, 12/15/2015                                                    4,590,000                4,645,447

MONTANA--.3%

Forsyth, PCR:

   (Pacificorp Project) 4.125%, 6/3/2013                                                      2,500,000                2,507,525

   (Portland General) 5.20%, 5/1/2009                                                         1,000,000                1,026,060

NEVADA--.7%

Clark County, Passenger Facility Charge Revenue

  (Las Vegas McCarran International Airport)

   5.95%, 7/1/2005 (Insured; AMBAC)                                                           6,365,000                6,976,104

NEW JERSEY--4.5%

New Jersey Building Authority, Building Revenue

   5.25%, 12/15/2015                                                                          5,000,000                5,763,700

New Jersey Economic Development Authority, Revenue:

   8.65%, 6/15/2008                                                                           5,000,000  (a,b)         6,602,250

   School Facilities

      (Construction 2001) 5.25%, 6/15/2010                                                       30,000                   34,807

   Waste Paper Recycling

      (Marcal Paper Mills, Inc.):

         5.75%, 2/1/2004 (Insured; MBIA)                                                        630,000                  628,463

         8.50%, 2/1/2010 (Insured; MBIA)                                                      2,250,000                2,394,225

New Jersey Educational Facilities Authority, Revenue

  (Rider University):

      5%, 7/1/2010                                                                            1,880,000                2,101,201

      5%, 7/1/2011                                                                            1,970,000                2,200,746

New Jersey Health Care Facilities

  Financing Authority, Revenue

   (South Jersey Hospital) 6%, 7/1/2012                                                       3,425,000                3,896,246

New Jersey Transportation Trust Fund Authority

  (Transportation System):

      5.50%, 12/15/2013 (Insured: AMBAC)                                                     10,000,000               12,039,100

      6%, 6/15/2016 (Prerefunded 6/15/2010)                                                   4,400,000  (d)           5,363,248

New Jersey Turnpike Authority, Revenue

   5.625%, 1/1/2015 (Insured; MBIA)                                                           5,000,000                5,749,950

NEW MEXICO--1.2%

Las Cruces, Joint Utility Improvement Revenue

   5.50%, 7/1/2016 (Insured; MBIA)                                                            7,000,000                7,963,690

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW MEXICO (CONTINUED)

New Mexico Educational Assistance Foundation,

  Student Loan Revenue

   6.70%, 3/1/2006                                                                            4,415,000                4,575,264

NEW YORK--7.3%

City University of New York, COP (John Jay College)

   5.75%, 8/15/2004                                                                           5,970,000                6,286,709

New York City:

   6.25%, 8/1/2009                                                                            2,000,000                2,272,800

   6.375%, 8/15/2009                                                                          9,750,000               10,773,360

New York City Transitional Finance Authority, Revenue

  (Future Tax Secured):

      5.375%, 2/1/2015                                                                        3,000,000                3,459,420

      5.25%, 8/1/2016 (Insured; AMBAC)                                                        3,000,000                3,414,930

New York State Dormitory Authority, Revenues:

  (Department of Health):

      5.50%, 7/1/2010                                                                         2,000,000                2,185,880

      5.625%, 7/1/2011                                                                        3,240,000                3,529,300

   (Personal Income Tax) 5.375%, 3/15/2017                                                    5,500,000                6,311,525

New York State Local Government Assistance Corporation:

   5.25%, 4/1/2016                                                                            3,425,000                4,003,551

   5.25%, 4/1/2016 (Insured; FSA)                                                             2,200,000                2,601,500

New York State Power Authority, Revenue

   5.25%, 11/15/2016                                                                          5,025,000                5,730,007

New York State Thruway Authority, Service Contract

  Revenue (Local Highway & Bridge):

      6%, 4/1/2011                                                                            2,040,000                2,361,524

      5.50%, 4/1/2012                                                                         3,950,000                4,670,954

      5.50%, 4/1/2013                                                                         5,000,000                5,849,450

New York State Urban Development Corp.:

   Correctional Facilities Revenue 5.25%, 1/1/2010                                            4,520,000                4,955,005

   Personal Income Tax 5.25%, 3/15/2011                                                       1,565,000                1,806,918

Triborough Bridge and Tunnel Authority, Revenue

   6.75%, 1/1/2009                                                                            5,100,000                6,103,680

NORTH CAROLINA--3.0%

North Carolina Eastern Municipal Power Agency,

  Power System Revenue:

      5.50%, 1/1/2012                                                                         3,000,000                3,315,000

      5.125%, 1/1/2014                                                                        3,000,000                3,182,970

North Carolina Municipal Power Agency,

  Electric Revenue (Number 1 Catawba):

      5.50%, 1/1/2010 (Insured; ACA)                                                         10,000,000               11,314,600

      5.25%, 1/1/2017 (Insured; FSA)                                                         10,000,000               11,331,700


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA (CONTINUED)

Raleigh Durham Airport Authority, Airport Revenue

   5.25%, 11/1/2012 (Insured; FGIC)                                                           2,365,000                2,739,569

OHIO--2.3%

Cleveland, Airport Systems Revenue

   5.25%, 1/1/2014 (Insured; FSA)                                                             3,000,000                3,377,160

Cuyahoga County, HR:

   (Cleveland Clinic Health System) 6%, 1/1/2017                                              4,000,000                4,514,880

   (Metrohealth System)
      5.25%, 2/15/2010 (Insured; MBIA)                                                        5,160,000                5,948,551

Franklin County, HR (Holy Cross Health Systems)

   5.20%, 6/1/2005 (Insured; MBIA)                                                            2,930,000                3,104,306

Knox County, Hospital Facilities Revenue

  (Knox Community Hospital Asset Guaranty)

   5%, 6/1/2012                                                                               1,500,000                1,656,735

Lorain, HR (Catholic Healthcare)

   5.25%, 10/1/2009                                                                           5,000,000                5,603,800

OKLAHOMA--1.3%

Norman Regional Hospital Authority, HR

   5.625%, 9/1/2016 (Insured; MBIA)                                                           4,510,000                5,029,146

Oklahoma Development Finance Authority, LR

  (Oklahoma State System Higher Education):

      4%, 6/1/2007                                                                            1,020,000                1,093,012

      4%, 6/1/2008                                                                            1,060,000                1,137,179

Washington County Medical Authority, Revenue

  (Jane Phillips Medical Center)

   5.50%, 11/1/2010 (Insured; Connie Lee)                                                     6,175,000                6,707,100

OREGON--1.6%

Oregon Department of Administrative Services

   5%, 91//2009 (Insured; FSA)                                                                5,000,000                5,742,650

Washington County Unified Sewer Agency,

   Sewer Revenue 5.75%, 10/1/2012 (Insured; FGIC)                                             5,670,000                6,895,117

Washington and Clackamas Counties

   (School District No. 23) 5.25%, 6/1/2015                                                   3,285,000                3,881,622

PENNSYLVANIA--5.7%

Allegheny County Industrial Development Authority,

   PCR 4.05%, 9/1/2011 (Insured; AMBAC)                                                       4,000,000                4,264,160

Beaver County Insustrial Development Authority, PCR

   (Ohio Edison Co. Project) 4.65%, 6/1/2004                                                 10,000,000               10,170,700

Delaware County Industrial Development Authority, PCR

   (Peco Energy Co.) 5.20%, 10/1/2004                                                         4,000,000                4,155,200

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Delaware Valley Regional Finance Authority,

   Local Government Revenue 5.75%, 7/1/2017                                                   6,830,000                8,309,788

Erie County Hospital Authority, Revenue

  (Hamot Health Foundation)

   5.375%, 5/15/2010 (Insured; AMBAC)                                                         2,340,000                2,597,540

Pennsylvania 5.25%, 2/1/2018                                                                  5,000,000                5,595,600

Pennsylvania Higher Educational Facilities Authority,

  Health Services Revenue (University of Pennsylvania):

      5.60%, Series A, 1/1/2010                                                               4,750,000                5,064,022

      5.60%, Series B, 1/1/2010                                                               4,350,000                4,642,059

      5.70%, 1/1/2011                                                                         5,250,000                5,584,372

   (UPMC Health System) 6.25%, 1/15/2015                                                      3,660,000                4,149,891

Sayre Health Care Facilities Authority, Revenue

  (Guthrie Health):

      6%, 12/1/2012                                                                           2,000,000                2,278,780

      6.25%, 12/1/2016                                                                        3,000,000                3,368,850

RHODE ISLAND--1.5%

Rhode Island Health and Educational Building Corp.:

  Health Facilities Revenue (San Antoine)

      5.50%, 11/15/2009                                                                       3,320,000                3,782,244

   Hospital Financing Revenue

   (Lifespan Obligation Group):

      5.75%, 5/15/2007 (Insured; MBIA)                                                        4,805,000                5,447,236

      5.75%, 5/15/2008 (Insured; MBIA)                                                        5,560,000                6,333,174

SOUTH CAROLINA--1.8%

Anderson County, IDR (Federal Paper Board)

   4.75%, 8/1/2010                                                                            4,520,000                4,785,143

Charleston County, Hospital Facilities Improvement

  Revenue (Medical Society Health)

   5.50%, 10/1/2005 (Insured; MBIA)                                                           7,945,000                8,396,753

Oconee County, PCR (Engelhard Corp. Project)

   5.375%, 5/1/2006                                                                           1,500,000                1,630,290

Piedmont Municipal Power Agency, Electric Revenue

  6.25%, 1/1/2004

   (Insured; FGIC, Escrowed To Maturity)                                                        585,000                  602,948

York County, PCR (Bowater, Inc.)

   7.625%, 3/1/2006                                                                           2,900,000                3,011,012

TENNESSEE--1.2%

Johnson City Health and Educational Facility Board, HR

  (Medical Center Hospital Improvement)

   5.125%, 7/1/2011 (Insured; MBIA)                                                           6,720,000                7,589,098


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TENNESSEE (CONTINUED)

Metropolitan Government Nashville & Davidson County

  Industrial Development Board, Exempt Facilities Revenue

  (Waste Management Inc.Project)

   4.10%, 8/1/2004                                                                            1,000,000                1,017,250

Tennessee Housing Development Agency

  (Homeownership Program):

      5.20%, 7/1/2010                                                                         1,815,000                1,989,603

      5.30% 7/1/2011                                                                          2,140,000                2,326,865

TEXAS--6.8%

Austin Convention Enterprises, Inc., Revenue

   (Convention Center Hotel) 6.375%, 1/1/2016                                                 3,945,000                4,124,182

Austin Independent School District

   5.60% 8/1/2009                                                                             2,025,000                2,272,495

Bexar County, Revenue (Venue)

   5.75%, 8/15/2013 (Insured; MBIA)                                                           5,000,000                5,863,900

Cypress Fairbanks Independent School District

  (Schoolhouse) 6.75%, 2/15/2012

   (Prerefunded 2/15/2010)                                                                    1,700,000  (d)           2,129,862

Ennis IDC, Revenue (Cargill, Inc.)

   6.15%, 11/1/2003                                                                           2,450,000                2,496,942

Gulf Coast Waste Disposal Authority:

  Revenue (Bayport Area System)

      5%, 10/1/2014 (Insured; AMBAC)                                                          2,065,000                2,349,598

   SWDR (Quaker Oats Co. Project) 5.70%, 5/1/2006                                             3,210,000                3,520,985

Harris County (Permanent Improvement)

   5.25%, 10/1/2016                                                                           3,435,000                3,902,744

Harris County Health Facilities Development Corp., HR:

  (Memorial Hermann Hospital System)

      5.50%, 6/1/2012 (Insured; FSA)                                                          8,295,000                9,636,882

   (Memorial Hospital System)

      6%, 6/1/2008 (Insured; MBIA)                                                            3,000,000                3,483,990

Matagorda County, Navigation District No. 1, PCR

   (Central Power & Light) 4%, 11/1/2003                                                      5,000,000                5,023,450

Port Corpus Christi Authority, Nueces County

  General Revenue (Union Pacific)

   5.125%, 4/1/2009                                                                           2,250,000                2,358,855

Rio Grande Consolidated Independent School District,

   Public Facilities LR 6.40%, 7/15/2003                                                      1,090,000                1,097,194

South Texas Higher Education Authority,

   Student Loan Revenue 5.30%, 12/1/2003                                                      2,245,000                2,286,734

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Tarrant County Health Facilities Development Corp.,

  Health Systems Revenue:

      (Harris Methodist Health Systems) 6%, 9/1/2010                                          7,725,000                9,305,535

      (Health Resources Systems)

         5.75%, 2/15/2014 (Insured; MBIA)                                                     5,000,000                5,960,200

Texas State College, Student Loan:

   6%, 8/1/2005                                                                               2,130,000                2,328,282

   6%, 8/1/2006                                                                               2,500,000                2,818,275

UTAH--1.4%

Carbon County, SWDR

   (Sunnyside Cogeneration-A) 6.375%, 8/15/2011                                               8,450,000                8,022,430

Jordanelle Special Service District

  (Special Assessment Improvement District)

   8%, 10/1/2011                                                                              6,045,000                6,455,153

VIRGINIA--2.4%

Arlington County Industrial Development Authority, RRR

   (Ogden Martin System of Alexandria/Arlington Inc.
   Project) 5.375%, 1/1/2012 (Insured; FSA)                                                   2,530,000                2,769,768

Big Stone Gap Redevelopment and Housing Authority,

  Correctional Facility LR

   (Wallens Ridge Development Project) 6%, 9/1/2007                                           4,000,000                4,496,240

Greater Richmond Convention Center Authority,

  Hotel Tax Revenue (Convention Center

   Expansion Project) 6%, 6/15/2011                                                           2,000,000                2,350,060

Southeastern Public Service Authority, Revenue

   5%, 7/1/2015 (Insured; AMBAC)                                                              9,700,000               11,201,366

Virginia Housing Development Authority,

  Commonwealth Mortgage:

      5.45%, 1/1/2012                                                                         2,205,000                2,404,773

      5.70%, 7/1/2015 (Insured; MBIA)                                                         1,510,000                1,587,674

WASHINGTON--5.7%

Energy Northwest:

  Electric Revenue (Project No. 1)

      5.50%, 7/1/2017 (Insured; MBIA)                                                         8,000,000                9,152,160

   Revenue (Wind Project):

      4.55%, 7/1/2006                                                                         1,600,000                1,691,424

      5.60%, 7/1/2015                                                                         2,530,000                2,730,098

King County School District No. 401

  (Highline Public Schools)

   5.50%, 12/1/2014 (Insured; FGIC)                                                           6,500,000                7,620,860


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WASHINGTON (CONTINUED)

Seattle Municipal Light & Power, Revenue:

   5.25%, 3/1/2010 (Insured; FSA)                                                                50,000                   57,617

   9.21%, 3/1/2010                                                                            6,500,000  (a,b)         8,480,420

Washington:

   5.75%, 10/1/2012                                                                              20,000                   24,107

   5.75%, 10/1/2012                                                                           2,305,000                2,756,480

   COP (Convention & Trade Center)

      5.125%, 7/1/2013                                                                        5,000,000                5,622,400

Washington Health Care Facilities Authority, Revenue

  (Sisters of Providence)

   5.40%, 10/1/2010 (Insured; AMBAC)                                                          3,000,000                3,210,270

Washington, Public Power Supply Systems Revenue

  (Nuclear Project Number 1):

      7.25%, 7/1/2006 (Insured; FSA)                                                          6,000,000                7,019,100

      6%, 7/1/2007 (Insured; AMBAC)                                                           9,720,000               11,049,599

WISCONSIN--1.3%

Wisconsin Health and Educational Facilities Authority,

  Revenue:

    (Aurora Health Care, Inc.):

         5%, 8/15/2009 (Insured; MBIA)                                                        4,335,000                4,790,435

         5%, 8/15/2010 (Insured; MBIA)                                                        3,955,000                4,315,696

      (Aurora Medical Group, Inc.)

         6%, 11/15/2011 (Insured; FSA)                                                        3,500,000                4,189,290

U. S. RELATED--1.2%

Childrens Trust Fund, Tobacco Settlement Revenue:

   5.75%, 7/1/2010                                                                            2,500,000                3,018,275

   5.75%, 7/1/2012 (Prerefunded; 7/1/2010)                                                    5,000,000  (d)           6,036,550

   5.75%, 7/1/2013 (Prerefunded; 7/1/2010)                                                    3,300,000  (d)           3,984,123

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $960,947,692)                                                                                             1,038,051,319
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--.7%
--------------------------------------------------------------------------------

NEW YORK--.7%

New York City, VRDN 1.30% (Insured; MBIA)                                                     7,600,000  (e)           7,600,000

   (cost $7,600,000)
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $968,547,692)                                                             99.8%            1,045,651,319

CASH AND RECEIVABLES (NET)                                                                          .2%                2,100,790

NET ASSETS                                                                                       100.0%            1,047,752,109

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)



Summary of Abbreviations

ACA                 American Capital Access                     IDR                 Industrial Development Revenue

AMBAC               American Municipal Bond Assurance           LOC                 Letter of Credit
                        Corporation
                                                                LR                  Lease Revenue
COP                 Certificate of Participation
                                                                MBIA                Municipal Bond Investors Assurance
EIR                 Environment Improvement Revenue
                                                                                        Insurance Corporation
FGIC                Financial Guaranty Insurance
                        Company                                 MFHR                Multi-Family Housing Revenue

FNMA                Federal National Mortgage                   PCR                 Pollution Control Revenue
                        Association
                                                                RRR                 Resources Recovery Revenue
FSA                 Financial Security Assurance
                                                                SWDR                Solid Waste Disposal Revenue
HR                  Hospital Revenue
                                                                VRDN                Variable Rate Demand Notes
IDC                 Industrial Development Corporation





Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              59.1

AA                               Aa                              AA                                               16.8

A                                A                               A                                                12.6

BBB                              Baa                             BBB                                               5.9

BB                               Ba                              BB                                                1.0

F1                               MIG1/P1                         SP1/A1                                             .7

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                     3.9

                                                                                                                 100.0


(A) INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(B) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31, 2003, THESE SECURITIES AMOUNTED TO $45,682,542 OR 4.4% OF NET ASSETS.

(C) ZERO COUPON UNTIL A SPECIFIED DATE, AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE UNTIL MATURITY.

(D) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(E) SECURITIES PAYABLE ON DEMAND. THE INTEREST RATE, WHICH IS SUBJECT TO CHANGE, IS BASED UPON BANK PRIME RATES OR AN INDEX OF MARKET INTEREST RATES.

(F) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

May 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           968,547,692  1,045,651,31

Cash                                                                    275,006

Interest receivable                                                  16,890,246

Receivable for investment securities sold                             2,557,135

Receivable for shares of Common Stock subscribed                         12,621

Prepaid expenses                                                         31,069

                                                                  1,065,417,396
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           634,903

Payable for investment securities purchased                          16,392,194

Payable for shares of Common Stock redeemed                             414,813

Accrued expenses                                                        223,377

                                                                     17,665,287
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,047,752,109
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     995,249,457

Accumulated undistributed investment income--net                        112,012

Accumulated net realized gain (loss) on investments                (24,712,987)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      77,103,627
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,047,752,109
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      75,340,469

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.91

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended May 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     52,373,954

EXPENSES:

Management fee--Note 3(a)                                            6,321,777

Shareholder servicing costs--Note 3(b)                               1,117,328

Custodian fees                                                          81,836

Professional fees                                                       64,914

Directors' fees and expenses--Note 3(c)                                 51,963

Registration fees                                                       32,812

Prospectus and shareholders' reports                                    29,198

Loan commitment fees--Note 2                                            14,616

Miscellaneous                                                           54,523

TOTAL EXPENSES                                                       7,768,967

INVESTMENT INCOME--NET                                              44,604,987
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              3,053,294

Net unrealized appreciation (depreciation) on investments           34,146,641

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              37,199,935

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                81,804,922

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended May 31,
                                           -------------------------------------
                                                     2003               2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          44,604,987         50,603,892

Net realized gain (loss) on investments          3,053,294        (17,881,348)

Net unrealized appreciation (depreciation)
   on investments                               34,146,641         10,377,603

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    81,804,922         43,100,147
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (44,357,527)         (50,517,843)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 195,712,715         162,985,033

Dividends reinvested                           32,502,166          36,870,080

Cost of shares redeemed                     (275,909,166)        (200,213,439)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (47,694,285)            (358,326)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (10,246,890)          (7,776,022)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,057,998,999        1,065,775,021

END OF PERIOD                               1,047,752,109        1,057,998,999

Undistributed investment income--net              112,012                  --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    14,420,826          12,089,883

Shares issued for dividends reinvested          2,386,133           2,730,586

Shares redeemed                              (20,302,480)         (14,845,163)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (3,495,521)            (24,694)



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                       Year Ended May 31,
                                                           -------------------------------------------------------------------------
                                                           2003             2002(a)          2001           2000            1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                    13.42            13.51            12.94           13.83          14.14

Investment Operations:

Investment income--net                                      .57(b)           .64(b)           .65             .66            .67

Net realized and unrealized
   gain (loss) on investments                               .49             (.09)             .57            (.79)          (.18)

Total from Investment Operations                           1.06              .55             1.22            (.13)           .49

Distributions:

Dividends from
   investment income--net                                  (.57)            (.64)            (.65)           (.67)          (.67)

Dividends from net realized
   gain on investments                                       --                --              --            (.09)          (.13)

Total Distributions                                        (.57)            (.64)            (.65)           (.76)          (.80)

Net asset value, end of period                            13.91            13.42            13.51           12.94          13.83
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                           8.09             4.14             9.54           (.97)           3.53
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                    .74              .74              .74            .75             .75

Ratio of net investment income
   to average net assets                                   4.23             4.74             4.82           4.97            4.75

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                   --               --              .00(c)         .02             .02

Portfolio Turnover Rate                                   41.30            27.32            24.32          20.86           20.37
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                        1,047,752        1,057,999        1,065,775      1,066,938       1,265,267

(A)  AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PERMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A
DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MAY 31, 2002 WAS TO
INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND
UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE
THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY .01%. PER SHARE DATA
AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN
RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Intermediate Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide the maximum amount of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the " Manager" ) serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation, (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest income,
adjusted   for   amortization  of  discount  and  premium  on  invest  The  Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $16,297 during the period ended May 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At May 31, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $24,036,368 and unrealized appreciation $77,272,246. In addition, the fund had $676,620 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to May 31, 2003. If not applied, $6,326,266 of the carryover expires in fiscal 2008, $1,704,560 expires in fiscal 2009 and $16,005,542 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2003 and May 31, 2002, were as follows: tax exempt income $44,357,527 and $50,517,843, respectively.


During the period ended May 31, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $135,448, increased accumulated net realized gain (loss) on investments by $21,841 and increased paid-in capital by $113,607. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the
fund'   s    average    daily    net    assets   and   is   payable   monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholders accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquires regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2003, the fund was charged $623,928 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for provid

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2003, the fund was charged $355,981 pursuant to the transfer agency agreement.

(C) Through January 27th, 2003, each director who is not an "affiliated person" as defined in the Act received from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. Each such director also serves as a board member of other Funds within the Dreyfus complex (collectively, the "Fund Group" ). After January 27th, 2003, Board compensation was changed from a "Fund by Fund" basis to a "Fund Group" basis, such that each such director now receives an annual fee of $30,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended May 31, 2003, redemption fees charged and retained by the fund amounted to $70,606.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2003, amounted to $423,548,400 and $465,927,209, respectively.

At May 31, 2003, the cost of investments for federal income tax purposes was $968,379,073; accordingly, accumulated net unrealized appreciation on investments was $77,272,246, consisting of $77,919,648 gross unrealized appreciation and $647,402 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Intermediate Municipal Bond Fund,
Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Intermediate Municipal Bond Fund, Inc., including the statement of investments, as of May 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus Intermediate Municipal Bond Fund, Inc. at May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                       ERNST & YOUNG LLP

New York, New York
July 9, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended May 31, 2003 as "exempt-iterest dividends" (not generally subject to regular federal income tax)
..

As required by federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2003 calendar year on Form 1099 DIV which will be mailed by January 31, 2004.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David W. Burke (67)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

Samuel Chase (71)

Board Member (1983)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Gordon J. Davis (61)

Board Member (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP

* Presidient, Lincoln Center for the Performing Arts, Inc. (2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies, Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Joni Evans (61)

Board Member (1983)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Arnold S. Hiatt (76)

Board Member (1983)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of The Stride Rite Charitable Foundation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Isabella Stewart Gardner Museum, Trustee

* John Merck Fund, a charitable trust, Trustee

* Business for Social Responsibility, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Burton N. Wallack (52)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc



NOTES

                                                           For More Information

                        Dreyfus Intermediate
                        Muncipal Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  947AR0503




ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC.

By:   /s/Stephen E. Canter
      ---------------------
      Stephen E. Canter
      President

Date:  July 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  July 30, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  July 30, 2003


                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.